Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
3,937 records
Balance: 844,089,101

DISTRIBUTION BY FICO	Count	Balance	% of Balance	Gross Rate	Gross Margin	Gross Max Rate	Gross Min Rate	Sched Rem Term	Rem Amort	Orig Term	Initial Cap	Periodic Cap	Month to Next Adjustment	Provided LTV	Known FICOs	Avg Balance	LTV > 80 wMI
<= 500	6	1,248,601.71	0.15	7.552	5.954	13.552	7.552	359	350	360	3.000	1.000	23	78.21	500	208,100.29	0.00
501 - 510	37	6,384,289.88	0.76	7.989	6.077	13.989	7.989	358	330	360	3.000	1.000	23	73.93	506	172,548.38	0.00
511 - 520	57	9,118,456.33	1.08	7.960	6.082	13.960	7.960	359	346	360	3.000	1.000	23	78.09	516	159,972.92	0.00
521 - 530	92	15,559,273.64	1.84	7.875	6.085	13.875	7.875	359	335	360	3.000	1.000	23	78.83	526	169,122.54	0.00
531 - 540	115	18,918,695.81	2.24	7.922	6.120	13.922	7.922	359	331	360	3.000	1.000	23	79.02	536	164,510.40	0.00
541 - 550	118	19,706,002.05	2.33	7.596	6.061	13.596	7.596	359	330	360	3.000	1.000	23	81.93	545	167,000.02	0.00
551 - 560	116	24,405,880.38	2.89	7.438	6.068	13.438	7.438	359	319	360	3.000	1.000	23	82.84	556	210,395.52	0.00
561 - 570	133	26,222,325.98	3.11	7.377	6.067	13.377	7.377	359	319	360	3.000	1.000	23	82.15	565	197,160.35	0.00
571 - 580	126	24,570,762.46	2.91	7.294	6.044	13.294	7.294	359	324	360	3.000	1.000	23	82.21	576	195,006.05	0.00
581 - 590	160	29,538,071.10	3.50	7.323	5.963	13.323	7.323	359	331	360	3.000	1.000	24	81.17	586	184,612.94	0.00
591 - 600	129	24,422,978.77	2.89	7.208	5.915	13.208	7.208	359	325	360	3.000	1.000	24	79.69	596	189,325.42	0.00
601 - 610	162	35,829,450.18	4.24	6.861	5.954	12.861	6.861	359	314	360	3.000	1.000	24	80.68	606	221,169.45	0.00
611 - 620	176	34,226,635.81	4.05	6.971	5.860	12.971	6.971	359	319	360	3.000	1.000	24	80.76	616	194,469.52	0.00
621 - 630	224	48,886,626.13	5.79	6.702	5.728	12.702	6.702	359	316	360	3.000	1.000	24	82.72	625	218,243.87	0.00
631 - 640	264	58,681,089.67	6.95	6.715	5.744	12.715	6.715	359	313	360	3.000	1.000	24	82.25	635	222,276.85	0.00
641 - 650	259	58,111,828.04	6.88	6.714	5.705	12.714	6.714	359	311	360	3.000	1.000	23	82.54	646	224,369.99	0.00
651 - 660	257	57,753,431.38	6.84	6.654	5.704	12.654	6.654	359	311	360	3.000	1.000	24	82.57	655	224,721.52	0.00
661 - 670	242	52,119,846.99	6.17	6.681	5.738	12.681	6.681	359	314	360	3.000	1.000	23	81.56	665	215,371.27	0.00
671 - 680	291	69,028,924.93	8.18	6.649	5.755	12.649	6.649	359	312	360	3.000	1.000	24	81.30	675	237,212.80	0.00
681 - 690	220	52,046,016.62	6.17	6.545	5.735	12.545	6.545	359	312	360	3.000	1.000	24	81.39	685	236,572.80	0.00
691 - 700	179	41,496,430.60	4.92	6.526	5.740	12.526	6.526	359	311	360	3.000	1.000	23	81.70	696	231,823.63	0.00
701 - 710	136	31,801,000.69	3.77	6.537	5.783	12.537	6.537	359	313	360	3.000	1.000	24	81.82	705	233,830.89	0.00
711 - 720	100	23,405,992.00	2.77	6.460	5.753	12.460	6.460	359	313	360	3.000	1.000	23	80.47	715	234,059.92	0.00
721 - 730	91	22,789,650.58	2.70	6.484	5.746	12.484	6.484	359	316	360	3.000	1.000	24	81.20	725	250,435.72	0.00
731 - 740	68	16,593,160.62	1.97	6.594	5.699	12.594	6.594	359	312	360	3.000	1.000	24	81.60	736	244,017.07	0.00
741 - 750	58	12,512,941.83	1.48	6.399	5.768	12.399	6.399	359	313	360	3.000	1.000	24	81.21	745	215,740.38	0.00
Continued...

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
3,937 records
Balance: 844,089,101

...continued
DISTRIBUTION BY FICO	Count	Balance	% of Balance	Gross Rate	Gross Margin	Gross Max Rate	Gross Min Rate	Sched Rem Term	Rem Amort	Orig Term	Initial Cap	Periodic Cap	Month to Next Adjustment	Provided LTV	Known FICOs	Avg Balance	LTV > 80 wMI
751 - 760	45	10,816,849.78	1.28	6.681	5.798	12.681	6.681	359	311	360	3.000	1.000	24	82.29	756	240,374.44	0.00
761 - 770	33	7,580,094.94	0.90	6.406	5.736	12.406	6.406	359	313	360	3.000	1.000	24	81.62	765	229,699.85	0.00
771 - 780	15	3,337,282.64	0.40	6.577	5.564	12.577	6.577	359	312	360	3.000	1.000	24	82.27	775	222,485.51	0.00
781 - 790	17	3,807,439.39	0.45	6.650	5.757	12.650	6.650	359	315	360	3.000	1.000	25	83.85	787	223,967.02	0.00
791 - 800	7	1,763,050.00	0.21	6.496	5.816	12.496	6.496	359	300	360	3.000	1.000	23	83.04	794	251,864.29	0.00
801 - 810	4	1,406,020.00	0.17	6.823	5.821	12.823	6.823	359	309	360	3.000	1.000	23	82.20	803	351,505.00	0.00
Total:	3,937	844,089,100.93	100.00	6.855	5.822	12.855	6.855	359	316	360	3.000	1.000	24	81.52	643	214,399.06	0.00
Min FICO: 500
Max FICO: 806
WA FICO: 643

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.